UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 29, 2013

AdCare Health Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1145 Hembree Road

Roswell, GA 30076

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

AdCare Health Systems, Inc. (“AdCare”) specifically incorporates by reference into AdCare’s Registration Statements on Form S-8 (Nos. 333-177531 and 333-184462) the information set forth in Item 2.02 and Item 9.01 (including Exhibit 99.1) of the Current Report on Form 8-K filed by AdCare on April 19, 2013.

In addition, AdCare is updating the risk factors included in its reports previously filed with the Securities and Exchange Commission to include the following risk factor:

No assurance is made that Brogdon Family, LLC will commence a tender offer for the Common Stock or that, if commenced, such tender offer will be completed on terms acceptable to AdCare’s shareholders or at all.

On April 17, 2013, Brogdon Family, LLC (“Brogdon Family”), an affiliate of Christopher Brogdon, AdCare’s Vice Chairman and beneficial owner of greater than 10% of AdCare’s common stock (the “Common Stock”), informed the AdCare Board of Directors of Brogdon Family’s interest in commencing an unsolicited tender offer to acquire, at a price of $8.00 per share, such number of shares of Common Stock that would result in Mr. Brogdon beneficially owning at least 55%, but no more than 75%, of the outstanding shares of Common Stock (the “Tender Offer”). Brogdon Family also informed the AdCare Board of Directors, or otherwise disclosed, that the Tender Offer will be subject to certain conditions, including, but not limited to: (i) the valid tender of shares of Common Stock totaling at least 55% of the issued and outstanding Common Stock when added to the shares of Common Stock held by Brogdon Family and its affiliates; (ii) the absence of litigation regarding the Tender Offer; (iii) the absence of any governmental order being entered enjoining the Tender Offer (and that such order is not anticipated being entered); (iv) the receipt of any required governmental approvals; and (v) Brogdon Family obtaining  appropriate financing.

AdCare does not control if or when Brogdon Family commences the Tender Offer or, if commenced, the ultimate terms of the Tender Offer, including the price offered for the Common Stock. No assurance is made that Brogdon Family will commence the Tender Offer or that, if commenced, it will be completed on terms acceptable to AdCare’s shareholders or at all.

If and when the Tender Offer is commenced, then, consistent with its fiduciary duties and as required by applicable law, the AdCare Board of Directors, in consultation with AdCare’s independent financial and legal advisors (a) will review the Tender Offer to determine the course of action that it believes is in the best interests of AdCare and its stockholders and (b) will advise stockholders of its formal position regarding the Tender Offer within ten business days after its commencement by making available to AdCare’s shareholders and filing with the Securities and Exchange Commission (the “SEC”) a solicitation/recommendation statement on Schedule 14D-9.

If the Tender Offer is commenced, then AdCare will file a solicitation/recommendation statement with the SEC.  INVESTORS AND ALL ADCARE SECURITY HOLDERS ARE URGED TO READ SUCH STATEMENT AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THESE DOCUMENTS (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED WITH THE SEC BY ADCARE THROUGH THE WEBSITE MAINTAINED BY THE SEC AT http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  April 29, 2013

ADCARE HEALTH SYSTEMS, INC.

By:	/s/ Boyd P. Gentry
Name:	Boyd P. Gentry
Title:	President and Chief Executive Office